BBH TRUST

SUPPLEMENT DATED JULY 8, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2022

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I. Effective immediately, the following is added under the paragraph titled “Risks of Cyber Attacks” on p. 38 of the Statement of Additional Information:

Environmental, Social and Governance Integration

Embedded within the Investment Adviser’s overall investment approach is the consideration of Environmental, Social and Governance (“ESG”) criteria, as one of several factors, there the Investment Adviser may deem to be material to a company or industry. The Investment Adviser defines ESG as a set of environmental, social and governance factors that are considered when evaluating a company to inform their view on the long term sustainability and durability of a company. A less favorable ESG profile may not preclude the Fund from investing in a company, as the consideration of ESG factors is not more influential than the consideration of other investment criteria.

II. Effective immediately, the “Officer Table” under the section captioned “Management” on page 47 of the Statement of Additional Information is deleted in their entirety and replaced with the following:

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1985	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH & Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Assistant Vice President of BBH&Co. since 2022; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.

#All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of the Predecessor Trust.

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